SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                         December 1, 2003
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                             (Date of earliest event reported)

                            Core Bond Products LLC
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-50084                 06-1646732
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(State of Incorporation)             (Commission           (I.R.S. Employer
                                     File Number)          Identification No.)

  Bank of America Corporate Center
      Charlotte, North Carolina                                   28255
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(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone Number, including area code (704) 386-7484
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ITEM 1.    Changes in Control of Registrant

     Not Applicable.

ITEM 2.    Acquisition or Disposition of Assets

     Not Applicable.

ITEM 3.    Bankruptcy or Receivership

     Not Applicable.

ITEM 4.    Changes in Registrant's Certifying Accountant

     Not Applicable.

ITEM 5.    Other Events

     On December 1, 2003, a distribution was made to the holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, issued pursuant to a Trust Agreement, dated as of November 20, 2002, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee and securities intermediary (the "Trustee"), and Banc of America Securities LLC, as administrative agent. More specific information with respect to this distribution is filed as Exhibit 99.1 hereto.

ITEM 6.    Registrations of Registrant's Directors

     Not Applicable.

ITEM 7.    Financial Statements and Exhibits

     (a)   Financial Statements.

           Not Applicable.

     (b)   Pro Forma Financial Information

           Not Applicable.



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     (c)   Exhibits

           The following exhibits were filed as part of this report:

           99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on December 1, 2003.

ITEM 8.    Change in Fiscal Year

     Not Applicable.

ITEM 9.    Regulation FD Disclosure

     Not Applicable.



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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Core Bond Products LLC, as Depositor of the Core Investment Grade Bond Trust I


                              /s/ Corey B. Pinkston
                              ------------------------------------------------
                              Name:   Corey B. Pinkston
                              Title:  Principal Executive Officer

December 11, 2003



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                               INDEX TO EXHIBITS

Exhibit No.                       Description
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   99.1          Trustee's statement to certificate holders of Core Investment
                 Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on December 1, 2003.



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